UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22602

COTTONWOOD MUTUAL FUNDS

 (Exact name of registrant as specified in charter)

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

 (Address of principal executive offices)(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 564-5100

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2015

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Clifford Capital Partners Fund

Investor Class (CLFFX)

Institutional Class (CLIFX)

December 31, 2015

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS

DECEMBER 31, 2015 (UNAUDITED)

2015 Annual Letter

2015 Summary Review

We hope that you all enjoyed a wonderful Holiday season. We sincerely appreciate your investment in the Clifford Capital Partners Fund (“the Fund”) and thank you for your support!

2015 was a difficult year for the Fund, with both our investment style and our individual holdings being out of favor. We have strong conviction that there is significant value in the Fund’s holdings today (some of the best values we’ve seen in a long time), but we were disappointed with the Fund’s results during 2015. Even though we are focused on long-term results, we recognize that short-term losses can hurt and we feel the same pain as you because we are invested alongside you.

The total return for 2015 for CLIFX and CLFFX was -10.04% and -10.22%, respectively, compared to the S&P 500 total return of +1.38% and the Russell 3000® Value’s decline of 4.13%. Since the inception of the Fund on January 31, 2014, CLIFX and CLFFX have appreciated by 8.41% and 8.12% (4.30% and 4.16%, annualized), respectively, compared to the S&P 500’s 18.62% return (9.32% annualized) and the Russell 3000® Value’s 11.15% return (5.67% annualized).

(Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 878-5677. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.)

It was a difficult year for value investors in general and—to our disappointment—the Fund performed poorly even compared against most of our value peers. While the Fund’s Core investments (based on the C-Quad Philosophy™) generally held up well, there were a handful of Contrarian stocks that struggled in 2015 and not very many winners to offset them. We see tremendous value today in these Contrarian stocks and believe they will pay off in the future, even though they were detrimental to our recent results. In many cases Contrarian stocks are small cap value companies, and small cap value stocks had a particularly difficult year (Small Value fund category was down 6.7% in 2015, according to Morningstar).

The Fund is concentrated in 25-35 stocks and every investment will make a difference to the Fund’s performance for better or worse, even though some stock weightings are larger than others,. This is how we want it to be. We have high conviction in every investment we make, based on our substantial research efforts, so we want every investment we make to matter. This concentration hurt us in 2015, but we believe over the long-term, concentration makes the most sense for superior results.

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

Optimistic Long-term Outlook

Given the significant value we see in the Fund’s holdings today, we are very encouraged for the future, despite the difficulties of the recent past. We believe that the Fund is trading at an attractive price today, which bodes well for long-term returns. To be clear, we are not trying to predict the short-term movements of our portfolio or the overall stock market (we don’t possess a crystal ball), but we do feel good about the value we see today despite the many worries that are trumpeted in the financial media.

We believe that popularity can often drive stock returns, and make no mistake, several of the Fund’s holdings (especially Contrarian stocks) were not popular in 2015! Buying unpopular stocks with low expectations is the essence of a contrarian’s investment philosophy, and this contrarian mindset is a key differentiator of the Fund and Clifford Capital Partners’ investment process. We do not expect the stocks we own to be perpetually unpopular (the key to success is these companies improving their results, resulting in less negative sentiment), but we firmly believe that investment bargains frequently occur because of investors’ impatience with, and disdain for, companies that are temporarily struggling or are unpopular with the current trends and fads of the day.

It can be an uncomfortable process to be a contrarian by investing in unpopular stocks—the essence of value investing—but the discomfort has proven to be worthwhile over the long term (see chart on page 3). Generally speaking, value stocks have experienced difficult results in the recent past, so headlines are not favorable. Their stock prices are usually down, or have been underperforming the overall market. Investor and analyst expectations are generally negative. And there is often uncertainty about the firms’ ability to turn things around.

These conditions, while difficult on the psyche of human investors, are a fertile field for a value investor to find deeply undervalued bargains. This type of investing requires prudent analysis, conviction, patience, and perhaps most importantly—according to many of the value investing legends including Benjamin Graham, Warren Buffett, and Sir John Templeton, and based on our own observations—the temperament to hang in there when you are swimming against the tide.

Our experience shows that when the tide of investor sentiment eventually flows more positively for these types of companies that Contrarian stocks can make a rapid recovery, leading to large gains. While 2015 has been an uncomfortable test of our resolve as contrarian value investors, we firmly believe in the stocks we own in the Fund and we think the valuations of our Contrarian stocks are extremely attractive today.

The Haves and Have Nots

2015 was a year of extremes. As we’ve mentioned in past letters, there was wide divergence in the fortunes of different stocks (there were the “Haves” and the “Have Nots”) in 2015. In general, popular companies with good business momentum had fantastic stock price performance as investors clamored for growth. Meanwhile, companies that were undergoing struggles in their business or resided in less popular industries (such as brick and mortar retailers right now) experienced dismal stock price performance. The most obvious of the Have Nots were the stocks of energy companies

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

and commodity-related businesses, which were hit particularly hard during the year, thanks to plummeting oil and commodity prices.

The “FANGs” were among the Haves. There were a handful of large-cap outliers in 2015 that had a meaningful effect on the major market indices. Given that most indices are weighted by market cap, when large-cap stocks move sharply it has an outsized effect on the overall index performance. Of note were four big internet-related stocks that were extremely popular during 2015 and which have been dubbed the FANGs by the popular press: Facebook (ticker: FB - 0.00% of the Fund as of 12/31/15), Amazon (ticker: AMZN – 0.00% of the Fund as of 12/31/15), Netflix (ticker: NFLX – 0.00% of the Fund as of 12/31/15), and Google, which was renamed Alphabet (ticker: GOOG – 0.00% of the Fund as of 12/31/15). These four stocks increased by about 34%, 118%, 134%, and 45%, respectively during the year. These four stocks as a group contributed about 2.0% of the S&P 500’s total return for the year.

The FANGs popularity is understandable, given how the internet has changed how we interact, shop, watch entertainment, and search for information. In each case, we are impressed by these companies and how they have transformed the world we live in. That said, as investors who seek undervalued bargains, we are not impressed with the prices of their stocks, which has steered us clear of them. In each case, we believe their stocks are priced for extremely strong growth for a long period of time. These types of companies are not consistent with our investment style, nor are we comfortable assuming that high growth rates (and the high expectations and popularity that follow such growth) will continue indefinitely.

Growth stocks were among the Haves and value stocks were Have Nots. As we have observed throughout the year, Value stocks were soundly trounced by Growth stocks in 2015. In 2015 the Russell 3000® Growth index return of +5.09% outperformed the -4.14% return of the Russell 3000® Value index (a decent proxy for an all-cap value portfolio) by over 9.2%. Value mutual funds also underperformed. According to Morningstar.com, Large Cap Value funds underperformed their Large Cap Growth counterparts by about 7.6% in 2015, Mid Cap Value funds underperformed Mid Cap Growth funds by about 4.5%, and Small Cap Value funds underperformed Small Cap Growth by 4.3%.

Although periods like 2015 when Value is out of favor will happen on occasion, we firmly believe that buying companies with low expectations and low valuations is a prudent and rewarding long-term strategy (see the chart below, which shows the long-term returns of growth vs. value). While the Haves are currently winning the market’s popularity contest, we see tremendous value in several of the Have Nots in our portfolio. In fact, we believe that many of the Fund’s holdings are as attractive from a valuation perspective today as they were near the bottom of the market during the financial crisis.

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

High yield was a Have Not. One development that was widely discussed during 2015 was the Fed finally raising its benchmark interest rate. One effect of the end of the zero interest rate policy in the United States was a bit of panic in the market for high yield debt: the debt of lower quality companies, often known as junk bonds. The fourth quarter was a particularly difficult time for the prices of junk bonds. Of particular concern to us are some signs that credit for the companies that rely on this type of financing has become more difficult to obtain. These types of conditions can often lead to a credit crunch, when companies are unable to access cash through financing, or the financing is prohibitively expensive.

Because these credit crunches tend to happen about once a decade, we strive to avoid companies that rely on consistent access to the capital markets for their business operations. However, as is often the case in markets, companies lumped into this “high yield” category are considered guilty until proven innocent.

We observed that the conditions in the junk bond market spilled over into stock markets as well. Stocks of companies that are not considered high quality (such as several of our Contrarian stocks), were hit hard. As we mentioned earlier in this letter, we observed a large divergence in the performance of the Fund’s high quality Core stocks compared against the higher yielding Contrarian stocks during 2015.

In fact, the mere existence of these Contrarian “Have Nots” in the Fund in 2015 was the primary reason for the difficult performance results during the year. We were

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

disappointed by the magnitude of the declines of our Contrarian stocks during the year and attribute most of it to the market’s aversion to “high yield” securities in 2015. We continue to strongly believe that these stocks have significant value that will eventually be realized as the companies perform better than investors’ expectations.

Individual Stock Performance

Contributors: The top two contributors for the year were Microsoft (ticker: MSFT – 4.40% of the Fund at 12/31/15) and MasterCard (ticker: MA – 4.18% of the Fund at 12/31/15).

MSFT: Microsoft posted better than expected earnings during 2015 and is showing clear momentum in its cloud-based strategies. Although its stock price is no longer the bargain it once was, we believe Microsoft is a solid Core company.

MA: MasterCard boasts one of the best business models in the world, in our opinion, and 2015 was a solid year, despite some headwinds related to the company’s investments in growth that hurt earnings growth. We believe that the worldwide move away from cash towards electronic payments will continue unabated for many more years, benefiting MasterCard. Like Microsoft, it is no longer the bargain it was when we first purchased it, but we believe its intrinsic value growth makes it a solid holding.

Detractors: The two largest detractors in 2015 were Avon Products (ticker: AVP – 1.83% of the Fund at 12/31/15) and Career Education (ticker: CECO – 2.83% of the Fund at 12/31/15).

AVP: We have discussed Avon many times in past letters and it has been a very disappointing investment. While it was the largest detractor to the Fund in 2015, it was actually the 3rd best contributor during the final quarter of the year as activist investors took a stake in the company and it also announced the sale of about 80% of its North American business to a private equity firm, which was also accompanied by an investment by the same private equity firm in Avon’s business. We welcome the activist presence in Avon, which we think may pressure management to make some uncomfortable but needed changes. We believe these activist investors and the private equity firm, like us, recognize the significant long-term value inherent in Avon’s business and we remain confident that the business can be turned around.

CECO: Career Education had a very eventful year. It lost its CEO and CFO early in the year (unwelcome event), made the decision to shutter its career schools (welcome event), hired an experienced CEO, Todd Nelson (welcome event), failed in its attempt to sell its culinary schools (unwelcome event), and posted strong and profitable results in its University segment, which will be its only business in a couple of years (welcome event). The net effect of all these events was a big negative for the stock price in 2015, which we think was unwarranted. While Career Education has plenty of work ahead of it, we believe its strategy is focused and clear, and we think its University group possesses a sustainable for-profit education business model (over 90% of its students are online) that is worth much more than the current stock price suggests.

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

Final Comments

Thank you for your investment in the Fund. We appreciate your support, and we will continue to strive to prudently manage your money.

Sincerely yours,

Ryan Batchelor, CFA, CPA

Principal and Portfolio Manager

Clifford Capital Partners, LLC

The fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling (866) 878-5677, or by going to the Clifford Capital Partners Funds website at www.cliffordcapfunds.com and clicking on the “Prospectus” link. Read it carefully before investing.

Risks of the Fund

The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing, including the financial risk of selecting individual companies that do not perform as anticipated. Over time, the stock markets tend to move in cycles. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. These companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

The Fund is a focused fund and is currently expected to hold stocks of between only 25 and 35 companies once fully invested. Focusing investments in a small

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

The Clifford Capital Partners Funds are distributed by Rafferty Capital Markets, LLC

CLIFFORD CAPITAL PARTNERS FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED DECEMBER 31, 2015

	One Year	Since Inception *	Ending Value
Clifford Capital Partners Fund - Institutional Class	-10.04%	4.30%	$ 10,841
S&P 500 Index	1.38%	9.32%	$ 11,862
Russell 3000® Value Index	-4.13%	5.67%	$ 11,115

Cumulative Performance Comparison of $10,000 Investment Since Inception *

* Date of commencement of investment operations (January 31, 2014).

This chart assumes an initial investment of $10,000 made on the closing of January 31, 2014 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Performance data current to the most recent month-end may be obtained by calling (866) 878-5677.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forcasted growth values. The Russell 3000 Index is composed of 3000 large U.S. companies, as determined my market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices. The Trust has designated the Russell 3000 Value Index as the Fund’s primary benchmark index as it is more representative of the Fund’s investment objective and strategy.

CLIFFORD CAPITAL PARTNERS FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

CLIFFORD CAPITAL PARTNERS FUND

INVESTOR CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED DECEMBER 31, 2015

	One Year	Since Inception *	Ending Value
Clifford Capital Partners Fund - Investor Class	-10.22%	4.16%	$ 10,812
S&P 500 Index	1.38%	9.32%	$ 11,862
Russell 3000® Value Index	-4.13%	5.67%	$ 11,115

Cumulative Performance Comparison of $10,000 Investment Since Inception *

* Date of commencement of investment operations (January 31, 2014).

This chart assumes an initial investment of $10,000 made on the closing of January 31, 2014 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Performance data current to the most recent month-end may be obtained by calling (866) 878-5677.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forcasted growth values. The Russell 3000 Index is composed of 3000 large U.S. companies, as determined my market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices. The Trust has designated the Russell 3000 Value Index as the Fund’s primary benchmark index as it is more representative of the Fund’s investment objective and strategy.

CLIFFORD CAPITAL PARTNERS FUND

INVESTOR CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

CLIFFORD CAPITAL PARTNERS FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the Schedule of Investments based on total assets.

Technology
26.05%
Utilities
4.30%
Basic Materials
1.75%
Communication Services
2.46%
Consumer Cyclical
7.73%
Consumer Defensive
11.92%
Energy
3.56%
Financial Services
19.90%
Healthcare
6.50%
Industrials
12.47%
Money Market Fund
3.36%

Sectors are categorized using Morningstar® classifications.

CLIFFORD CAPITAL PARTNERS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

Shares		Value

COMMON STOCK - 96.75%

Aircraft & Parts - 1.94%
1,985	KLX, Inc. *	$ 61,118

Arrangement of Transportation of Freight & Cargo - 4.01%
2,039	C.H. Robinson Worldwide, Inc.	126,459

Bituminous Coal & Lignite Surface Mining - 1.75%
26,631	Cloud Peak Energy, Inc. *	55,393

Computer & Office Equipment - 3.77%
864	International Business Machines Corp.	118,904

Computer Communications Equipment - 2.60%
3,019	Cisco Systems, Inc.	81,996

Crude Petroleum & Natural Gas - 1.94%
1,918	Devon Energy Corp.	61,376

Electric & Other Services Combined - 4.31%
4,894	Exelon Corp.	135,906

Electromedical & Electrotherapeutic Apparatus - 3.40%
1,394	Medtronic, Inc. (Ireland)	107,227

Finance Lessors - 1.92%
1,528	CIT Group, Inc.	60,662

Finance Services - 2.99%
1,357	American Express Co.	94,379

Fire, Marine & Casualty Insurance - 2.50%
1,271	American International Group, Inc.	78,764

Instruments for Measuring & Testing of Electricity & Electrical Signals - 2.54%
13,257	Xcerra Corp. *	80,205

Measuring & Controlling Devices - 5.03%
4,820	Landauer, Inc.	158,674

National Commercail Banks - 4.70%
3,170	Westamerica Bancorp.	148,197

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

Shares		Value

Perfumes, Cosmetics & Other Toilet Preparations - 1.83%
14,233	Avon Products, Inc.	$ 57,644

Petroleum Refining - 1.61%
653	Exxon Mobil Corp.	50,901

Pharmaceutical Preparations - 3.11%
954	Johnson & Johnson	97,995

Radio & TV Broadcasting & Communications Equipment - 2.81%
2,639	Dolby Laboratories, Inc. Class A	88,802

Retail-Apparel & Accessory Stores - 4.12%
19,600	Tilly's, Inc. Class A *	129,948

Retail -Building Materials, Hardware, Garden Supply - 3.70%
2,863	Fastenal Co.	116,868

Retail-Variety Stores - 4.56%
998	Wal-Mart Stores, Inc.	61,178
1,140	Target Corp.	82,775
		143,953
Semiconductors & Related Devices - 3.15%
2,338	Linear Technology Corp.	99,295

Services-Business Services - 6.05%
1,355	MasterCard, Inc. Class A	131,923
927	Ebay, Inc. *	25,474
927	Paypal Holdings, Inc. *	33,557
		190,954
Services-Computer Integrated Systems Design - 4.59%
8,994	Quality Systems, Inc.	144,983

Services-Consumer Credit Reporting, Collection Agencies - 2.84%
861	Dun & Bradstreet Corp.	89,484

Services-Educational Services - 2.83%
24,621	Career Education Corp. *	89,374

Services-Prepackaged Software - 4.40%
2,503	Microsoft Corp.	138,866

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.72%
1,079	Procter & Gamble Co.	85,683

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

Shares		Value

State Commercial Banks - 2.57%
1,126	Northern Trust Corp.	$ 81,173

Telephone Communications (No Radiotelephone) - 2.46%
6,928	Lumos Networks Corp. *	77,594

TOTAL FOR COMMON STOCK (Cost $3,161,166) - 96.75%		$ 3,052,777

MONEY MARKET FUND - 3.35%
105,986	Federated Government Obligations Fund - Institutional Class, 0.01%, (Cost $105,986) **	105,986

TOTAL INVESTMENTS (Cost $3,267,152) - 100.10%		$ 3,158,763

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.10)%		(3,280)

NET ASSETS - 100.00%		$ 3,155,483

* Represents non-income producing security during the period.

** Variable Rate Security, the rate shown represents the 7-day yield at December 31, 2015.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

Assets:
Investments in Securities, at Value (Cost $3,267,152)	$ 3,158,763
Cash	500
Receivables:
Dividends and Interest	4,892
Total Assets	3,164,155
Liabilities:
Payables:
Advisory Fees	8,174
Service (12b-1) Fees - Investor Class	498
Total Liabilities	8,672
Net Assets	$ 3,155,483

Net Assets Consist of:
Paid In Capital	$ 3,489,824
Accumulated Undistributed Net Investment Income	9,355
Accumulated Undistributed Realized Loss on Investments	(235,307)
Unrealized Depreciation in Value of Investments	(108,389)
Net Assets	$ 3,155,483

Institutional Class Shares:
Net Assets	$ 3,032,642
Shares Outstanding (Unlimited number of shares authorized without par value)	291,483
Net Asset Value, Offering and Redemption Price Per Share	$ 10.40

Investor Class Shares:
Net Assets	$ 122,841
Shares Outstanding (Unlimited number of shares authorized without par value)	11,817
Net Asset Value and Offering Price Per Share	$ 10.40
Short-Term Redemption Price Per Share *	$ 10.19

*  The Investor Class Shares will impose a 2% redemption fee on shares redeemed within 60 days from purchase.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Dividend Income	$ 81,718
Interest Income	29
Total Investment Income	81,747

Expenses:
Advisory Fees	35,057
Service (12b-1) Fees - Investor Class	381
Total Expenses	35,438

Net Investment Income	$ 46,309

Realized and Unrealized Loss on Investments:
Net Realized Loss on Investments	(234,167)
Net Change in Unrealized Depreciation on Investments	(307,546)
Net Realized and Unrealized Loss on Investments	(541,713)

Net Decrease in Net Assets Resulting from Operations	$ (495,404)

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Period
	Ended	Ended	(a)
	12/31/2015	12/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 46,309	$ 21,780
Net Realized Gain (Loss) on Investments	(234,167)	66,897
Change in Unrealized Appreciation (Depreciation) on Investments	(307,546)	199,157
Net Increase (Decrease) in Net Assets Resulting from Operations	(495,404)	287,834

Distributions to Shareholders:
Net Investment Income
Institutional Class	(35,445)	(21,358)
Investor Class	(1,510)	(717)
Realized Gains
Institutional Class	(34,257)	(30,313)
Investor Class	(1,388)	(1,783)
Total Dividends and Distributions Paid to Shareholders	(72,600)	(54,171)

Capital Share Transactions (See Note 6)	665,928	2,823,896

Total Increase in Net Assets	97,924	3,057,559

Net Assets:
Beginning of Period	3,057,559	-

End of Period (including accumulated undistributed net investment income of $9,355 and $0, respectively)	$3,155,483	$3,057,559

(a)  The Fund commenced investment operations on January 31, 2014.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended	(a)
	12/31/2015	12/31/2014

Net Asset Value, at Beginning of Period	$ 11.83	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.14	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(1.33)	1.92
Total from Investment Operations	(1.19)	2.05

Distributions from:
Net Investment Income	(0.12)	(0.09)
Net Realized Gain	(0.12)	(0.13)
Total from Distributions	(0.24)	(0.22)

Net Asset Value, at End of Period	$ 10.40	$ 11.83

Total Return **	(10.04)%	20.51%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,033	$ 2,894
Ratio of Expenses to Average Net Assets	0.90%	0.90%	(b)
Ratio of Net Investment Income to Average Net Assets	1.20%	1.30%	(b)
Portfolio Turnover	54.61%	31.91%	(c)

(a)  The Fund commenced investment operations on January 31, 2014.

(b) Annualized

(c) Not Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended	(a)
	12/31/2015	12/31/2014

Net Asset Value, at Beginning of Period	$ 11.86	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.11	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(1.32)	1.91
Total from Investment Operations	(1.21)	2.04

Distributions from:
Net Investment Income	(0.13)	(0.05)
Net Realized Gain	(0.12)	(0.13)
Total from Distributions	(0.25)	(0.18)

Redemption Fees	-	-

Net Asset Value, at End of Period	$ 10.40	$ 11.86

Total Return **	(10.22)%	20.42%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 123	$ 164
Ratio of Expenses to Average Net Assets	1.10%	1.10%	(b)
Ratio of Net Investment Income to Average Net Assets	0.98%	1.19%	(b)
Portfolio Turnover	54.61%	31.91%	(c)

(a)  The Fund commenced investment operations on January 31, 2014.

(b) Annualized

(c) Not Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

1.  ORGANIZATION

Cottonwood Mutual Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on August 31, 2011.  The Trust currently consists of one series of shares of beneficial interest (“shares”). The Clifford Capital Partners Fund (the “Fund”) commenced operations on January 31, 2014. The Fund is a diversified fund. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. The Board of Trustees have authorized two classes of shares for the Fund: Institutional Class shares and Investors Class Shares and each class is subject to different expenses. The investment adviser to the Fund is Clifford Capital Partners, LLC (“Adviser”). The Fund’s investment objective is long-term capital appreciation.

The Investors Class shares will charge a 2.00% redemption fee on all shares redeemed less than 60 days from the date of purchase.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2014 and 2015 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. There were no reclassifications as of December 31, 2015.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

3.  SECURITIES VALUATIONS

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities (common stocks) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money Markets - Money market securities are priced at the NAV  (“Net Asset Value”) provided by the service agent of the Fund. These securities will be categorized as Level 1 securities.

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 3,052,777	$ -	$ -	$ 3,052,777
Short-Term Investments	105,986	-	-	105,986
Total	$ 3,158,763	$ -	$ -	$ 3,158,763

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the year ended December 31, 2015. The Fund did not hold derivative instruments during the year ended December 31, 2015. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. There were no transfers into or out of the levels during the year ended December 31, 2015. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement the Adviser pays the operating expenses of the Fund, excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, fees pursuant to a Rule 12b-1 distribution plan, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the costs of acquired fund fees and expenses, extraordinary expenses, and non-recurring expenses.  For its services the Adviser receives an investment management fee equal to 0.90% of the average daily net assets of the Fund.  For the year ended December 31, 2015, the Adviser earned $35,057. At December 31, 2015, the Fund owed the Adviser $8,174.

ADMINISTRATOR: Control individuals, Mr. Daniel Hart and Mr. Greg Myers of Cortland Fund Services, LLC (the “Administrator”) also serve as trustees/officers of the Fund. The individuals receive benefits from the Administrator resulting from administrative fees paid to the Administrator of the Fund by the Adviser.

5.  SHAREHOLDER SERVICE FEES

The Fund has adopted a Shareholder Services Plan for the Investor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.  Pursuant to the Plan, the Fund compensates certain financial intermediaries that provide shareholder services.  The Plan provides that the Fund will pay the annual rate of 0.20% (for Investor Class shares) of the average daily net assets of the Fund’s Shares for activities relating to shareholder services.  Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments.  Because the shareholder services fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

charges. For the year ended December 31, 2015, the Fund accrued $381 in Shareholder Service fees. At December 31, 2015, the Fund owed the Adviser $498.

6.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital for the Fund at December 31, 2015 was $3,489,824 representing 303,300 shares outstanding.

Transactions in capital stock for the year ended December 31, 2015 and period January 31, 2014 (commencement of investment operations) through December 31, 2014 were as follows:

Institutional Class Shares	Year Ended December 31, 2015		Period January 31, 2014 through December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold and proceeds received *	170,900	$2,011,419	262,490	$ 2,874,899
Shares issued in reinvestment of distributions	6,625	69,702	4,324	51,671
Shares redeemed and proceeds paid	(130,576)	(1,398,581)	(22,280)	(256,000)
Net increase	46,949	$ 682,540	244,534	$ 2,670,570

Investor Class Shares	Year Ended December 31, 2015		Period January 31, 2014 through December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold and proceeds received	6,485	$ 75,031	13,916	$ 154,280
Shares issued in reinvestment of distributions	276	2,898	209	2,500
Shares redeemed and proceeds paid	(8,762)	(94,541)	(307)	(3,454)
Net increase	(2,001)	$ (16,612)	13,818	$ 153,326

* During the period ended December 31, 2014, the Institutional Class shares accepted securities eligible for investment by the Fund as consideration for the Fund shares issued amounting to 118,600 shares at a fair value of $1,295,314.

7.  INVESTMENTS

For the year ended December 31, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $2,776,091 and $1,931,875, respectively.

8.  TAX MATTERS

As of December 31, 2015, the tax basis components of distributable earnings (accumulated losses) for the Fund were as follows:

Accumulated net investment income	$ 9,355
Capital loss carryforward **	(8,001)
Other accumulated losses	(161,464)
Unrealized depreciation *	(174,231)
$(334,341)

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

The Fund elected to defer to the year ended December 31, 2016, post-October losses in the amount of $161,464.

For Federal income tax purposes, the cost of investments owned at December 31, 2015, was $3,332,994. At December 31, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 190,616
Gross unrealized depreciation on investment securities	(364,847)
Net unrealized depreciation on investment securities *	$(174,231)

* The difference between book and tax basis unrealized depreciation for the Fund is attributable primarily to wash sales.

** The capital loss carryforward will be used to offset any long-term capital gains realized by the Fund in future years with no expiration. To the extent that these carryforwards are used to offset future capital gains, it is possible that the amount which is offset will not be distributed to shareholders.  No capital loss carryforwards were utilized during the fiscal year ended December 31, 2015 for the Fund.

On December 24, 2015, the Institutional Class paid an income distribution of $0.12443 per share and a short-term capital gain distribution of $0.12026 per share to shareholders of record on December 23, 2015 for a total distribution of $69,702.

On December 24, 2015, the Investor Class paid an income distribution of $0.1308 per share and a short-term capital gain distribution of $0.12026 per share to shareholders of record on December 23, 2015 for a total distribution of $2,898.

On December 24, 2014, the Institutional Class paid an income distribution of $0.0923 per share and a short-term capital gain distribution of $0.1310 per share to shareholders of record on December 23, 2014 for a total distribution of $51,671.

On December 24, 2014, the Investor Class paid an income distribution of $0.0527 per share and a short-term capital gain distribution of $0.1310 per share to shareholders of record on December 23, 2014 for a total distribution of $2,500.

The tax character of distributions paid during the year ended December 31, 2015 and period January 31, 2014 (commencement of investment operations) through December 31, 2014 were as follows:

	2015	2014
Ordinary Income	$ 72,600	$ 54,171

9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2015, Charles Schwab & Co.,

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

Inc. held in omnibus accounts for the benefit of others approximately 37% of the voting securities of the Fund, and may be deemed to control the Fund.

10.  SUBSEQUENT EVENTS

Subsequent to the year ended December 31, 2015, a special meeting of the shareholders of the Fund was held for the purposes of considering the approval of a reorganization of the Fund into corresponding newly created series of another investment company, the World Funds Trust, as well as considering certain revisions to the Fund’s fundamental investment restrictions.  The reorganization and the revisions to the Fund's fundamental investment restrictions were approved by the shareholders of the Fund on January 13, 2016, and the closing of the reorganization is expected to occur on or about February 8, 2016.

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

11.  PROXY VOTING RESULTS (Unaudited)

At a Special Meeting of shareholders held on January 13, 2016, at the offices of the Trust located at 225 West Washington Street, 21st Floor, Chicago, Illinois  60606, Trust shareholders of record as of the close of business on December 1, 2015, voted to approve the following proposals:

Proposal 1 - To reorganize the Fund from a series of the Trust to a series of World Funds Trust.

Shares Voted In Favor	Shares Voted Against or Abstentions
210,662.633	19.582

Proposal 2 - To approve revisions to the Fund’s fundamental investment restrictions.

Shares Voted In Favor	Shares Voted Against or Abstentions
210,662.633	19.582

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders of Clifford Capital Partners Fund and

Board of Trustees of Cottonwood Mutual Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clifford Capital Partners Fund (the “Fund”), a series of Cottonwood Mutual Funds, as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clifford Capital Partners Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 8, 2016

CLIFFORD CAPITAL PARTNERS FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

Expense Example

As a shareholder of the Clifford Capital Partners Fund (the "Fund"), you incur ongoing costs which typically consist of management fees and Shareholder Service Fees (Investor Class Shares). This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Clifford - Institutional
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015

Actual	$1,000.00	$931.05	$4.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.67	$4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clifford - Investor
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015

Actual	$1,000.00	$930.81	$5.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.66	$5.60

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CLIFFORD CAPITAL PARTNERS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2015 (UNAUDITED)

 Proxy Voting Procedures

The Fund’s Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 866-878-5677; or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval

At an in-person meeting held on November 18, 2015, the Board considered the approval of the continuation of the Investment Advisory Agreement (the “Agreement”) between the Trust and Clifford Capital Partners, LLC (“Clifford” or “Adviser”) on behalf of the Clifford Capital Partners Fund (the “Clifford Fund”). The Adviser provided written information to the Board to assist the Board in its considerations.

The Board discussed the arrangements between Clifford and the Trust with respect to the Clifford Fund.  The Board reflected on its discussions with representatives of Clifford earlier in the Meeting and the manner in which the Clifford Fund was to be managed.  Counsel referred the Board to the Board Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the Agreement, a letter dated September 8, 2015 from Counsel to Clifford and its respective responses thereto, a copy of its financial statements, a copy of its Form ADV, and a fee comparison analysis of the Clifford Fund and comparable mutual funds and composite performance information of Clifford’s separate accounts as of September 30, 2015.  Counsel reviewed with the Board the memorandum from Counsel and the proposed Agreement and outlined the various factors the Board should consider in deciding whether to approve the Agreement.

In deciding whether to approve the Agreement, the Trustees considered numerous factors, including:

CLIFFORD CAPITAL PARTNERS FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

1.

The nature, extent, and quality of the services to be provided by Clifford.

In this regard, the Board considered the responsibilities of Clifford under the Agreement.  The Board reviewed the services to be provided by Clifford to the Clifford Fund including, without limitation, the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; the coordination of services for the Clifford Fund among the service providers, and the efforts of Clifford to promote the Clifford Fund and grow assets.  The Board considered: Clifford’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies, and procedures and noted recent updates and resources devoted in this area. The Board also considered the financial support that would continue to be provided by the principals of Clifford.  After reviewing the foregoing and further information from Clifford, the Board concluded that the quality, extent, and nature of the services to be provided by Clifford was satisfactory and adequate for the Clifford Fund.

2.

Investment Performance of the Clifford Fund and Clifford.

The Board reviewed the Clifford Fund’s recent performance, as well as that of a composite of separate accounts advised by Clifford, which Clifford represented was managed using investment strategies that are substantially similar to that used for the Clifford Fund.  The Board observed that the performance of the composite and the Clifford Fund were very comparable.  It noted that for the quarter ended September 30, 2015, the Clifford Fund (as well as that of the composite of separate accounts) underperformed the benchmark index, but for the longer term and since inception periods the composite of separate accounts very closely tracked its Peer Group Median for each of the Large Blend Category and Large Value Category. The Board also noted that the Value Category in which the Clifford Fund is included had suffered generally from recent market downturns.  The Board also considered certain select other mutual funds that Clifford considered most similar in terms of investment philosophy and noted that the performance of the Clifford Fund and the composite of separate accounts compared favorably.  The Board concluded that the investment performance information of the Clifford Fund and Clifford was satisfactory.

3.

The costs of services to be provided and profits to be realized by Clifford from the relationship with the Clifford Fund.

In this regard, the Board considered: the financial condition of Clifford and the level of commitment to the Clifford Fund by Clifford’s principals, including a letter of support from the firm’s principals; and the expenses of the Clifford Fund, including the nature and frequency of advisory fee payments. The Board also considered potential benefits for Clifford in managing the Clifford Fund.  The Board compared the fees and expenses of the Clifford Fund (including the advisory fee) to other funds comparable to it in terms of the type of fund, the style of investment management, the size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the advisory fee payable to Clifford under the Agreement was on the high side of its

CLIFFORD CAPITAL PARTNERS FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

peers in each of the Large Blend and Large Value Categories but that the advisory fee for the Clifford Fund also reflected the obligation of Clifford to assume most of the operational expense for the Clifford Fund.  The Board noted that when it compared the advisory fee to the net expense ratio of funds in the Large Blend and Large Value Categories, the fee compared favorable and was less than the peer group medians in both instances, including as compared to smaller funds within those categories with less than $500 million in assets.

The Board observed that Clifford was not profitable with regard to the Clifford Fund at its current asset levels and anticipated that it would continue to be unprofitable until higher assets would be achieved.  The Board nonetheless noted the commitment of the principals of Clifford to continue to support the operations of the Clifford Fund.  The Board also determined that these advisory fees were within an acceptable range in light of the services to be rendered by Clifford.  Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Clifford were fair and reasonable.

4.

The extent to which economies of scale would be realized as the Clifford Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Clifford Fund’s investors.

In this regard, the Board considered the Clifford Fund’s fee arrangements with Clifford.  The Board noted that the advisory fee would stay the same as asset levels increased, although it noted that Clifford was obligated to pay certain of the Clifford Fund’s operating expenses which had the effect of limiting the overall fees paid by the Clifford Fund, which had a similar effect to breakpoints in that it would keep the Clifford Fund’s overall expenses effectively capped.  Following further discussion of the Clifford Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Clifford Fund’s fee arrangement with Clifford was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by Clifford.

5.

Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Clifford Fund; the basis of decisions to buy or sell securities for the Clifford Fund; the method for bunching of portfolio securities transactions; the substance and administration of Clifford’s Code of Ethics and other relevant policies described in Clifford’s Form ADV.  The Board also considered other benefits to Clifford that could be derived from managing the Clifford Fund and noted the ability of Clifford to place small accounts in the Clifford Fund, and the appeal that a mutual fund versus separate account management may have to certain distribution channels.   It was noted that Clifford does not engage in soft dollars or commission recapture programs.  Following further consideration and discussion, the Board indicated that Clifford’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by Clifford from managing the Clifford Fund were satisfactory.

CLIFFORD CAPITAL PARTNERS FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

Based on its evaluation of the information and the conclusions with respect thereto at the meeting as well as information received throughout the period of operations of the Clifford Fund, the Board unanimously concluded that: (a) the terms of the Agreement were fair and reasonable; and (b) the approval of the Agreement would be in the best interests of the shareholders and the Clifford Fund.   In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

CLIFFORD CAPITAL PARTNERS FUND

TRUSTEES AND OFFICERS

DECEMBER 31, 2015 (UNAUDITED)

Information about Trustees who are “interested persons” of the Fund as defined under the 1940 Act, and each officer of the Fund, including their principal occupations during the past five years, is as follows:

Interested Trustee and Officers

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel T. Hart* Age: 64	Chairman of the Board of Trustees and President	Indefinite Term; Since 2012	Managing Director and Head of Sales and Business Development, Cortland Fund Services, LLC, 2010 to present; Principal, International Financial Administration (providing administrative support to hedge funds and private equity funds) 2005 to 2010.	1	None
Julian G. Winters Age: 47	Chief Compliance Officer	Indefinite Term; Since 2012	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A
Greg Myers Age: 41	Treasurer	Indefinite Term; Since 2012	Managing Director of Cortland Capital Market Services since May 2008; Manager of Specialty Bank Loans for LaSalle Bank Global Securities and Trust Services Group; July 2003 to August 2008.	N/A	N/A
Stuart Wood Age: 36	Vice President	Since December 2012

Director of Fund Administration for Cortland Capital Market Services since April 2012; Vice President of Financial Control for Citadel Solutions/Omnium/Northern Trust Hedge Fund Services from September 2008 to April 2012.

				N/A	N/A
John H. Lively Age: 47	Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

				N/A	N/A
Cynthia D. Baughman Age: 47	Assistant Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).

				N/A	N/A

* Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

** The address of each trustee and officer is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

CLIFFORD CAPITAL PARTNERS FUND

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

Information about Trustees who are not “interested persons” of the Fund as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Independent Trustees

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Leif Bollinger Age: 45	Independent Trustee	Indefinite Term; Since 2012	Product Development Manager, CAN National Warranty Corporation, May 2011 to present; Vice President of Business and Product Development, Guardian Warranty, June 2008 to March 2010; Product Manager (Insurance), Harley Davidson Financial services, 2006 to 2008.	1	None
Shane Homan Age: 41	Independent Trustee	Indefinite Term; Since 2013	Director of Corporate Accounting for Harley Davidson Financial Services, Inc. since 2006.	1	None

** The address of each trustee is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

Investment Adviser

Clifford Capital Partners, LLC

Administrator

Cortland Fund Services LLC

Dividend Paying Agent,

Shareholder Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Distributor

Rafferty Capital Markets, LLC

Custodian
UMB Bank, N.A.

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.

A member firm of the 1940 Act Law Group™

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

FY 2015

$ 16,500

FY 2014

$ 16,500

(b)

Audit-Related Fees

CLIFFORD CAPITAL PARTNERS FUND

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2015

$ 3,000

FY 2014

$ 3,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”))

CLIFFORD CAPITAL PARTNERS FUND

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COTTONWOOD MUTUAL FUNDS

By /s/ Daniel T. Hart

 Daniel T. Hart

 Trustee and Principal Executive Officer

Date  February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Daniel T. Hart

Daniel T. Hart

Trustee and Principal Executive Officer

CLIFFORD CAPITAL PARTNERS FUND

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2015 (UNAUDITED)

/s/ Greg Myers

Greg Myers

Treasurer and Principal Financial Officer

Date  February 25, 2016

* Print the name and title of each signing officer next his signature.